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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of earliest event reported): January 26, 1999


                         SALIENT 3 COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                         0-12588             23-2280922
 (State or Other Jurisdiction of           (Commission          (IRS Employer
         Incorporation)                   File Number)       Identification No.)


                   P.O. Box 1498, Reading, Pennsylvania 19063
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (610) 856-5500


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Items 1-4. Not Applicable

Item 5. Other Events.

         On January 26, 1999, the Board of Directors approved Amendment No. 1, dated as of January 26, 1999, to the Rights Agreement, dated as of November 8, 1996, by and between Salient 3 Communications, Inc. (formerly Gilbert Associates, Inc.) and Harris Trust and Savings Bank (the "Amendment"). A complete copy of the Amendment is incorporated herein by reference to Exhibit 3 to the Company's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission via EDGAR on February 3, 1999. A copy of the Rights Agreement is incorporated herein by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission via EDGAR on November 12, 1996.

Item 6. Not Applicable.

Item 7. Exhibits.

          4.1 Rights Agreement, dated as of November 8, 1996, between Gilbert Associates, Inc. and Harris Trust and Savings Bank, including Form of Series A Rights Certificate (Exhibit A), Form of Series B Rights Certificate, Form of Summary of Rights (Exhibit C), Form of Certificate of Designation - Series A Junior Participating Preferred Stock (Exhibit D), and Form of Certificate of Designation - Series B Junior Participating Preferred Stock (Exhibit E) [Incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 1996]

         4.2 Amendment No. 1, dated as of January 26, 1999, to Rights Agreement, dated as of November 8, 1996, by and between Salient 3 Communications, Inc. (formerly Gilbert Associates, Inc.) and Harris Trust and Savings Bank [Incorporated herein by reference to Exhibit 3 to the Company's Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on February 3, 1999]

Item 8. Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  SALIENT 3 COMMUNICATIONS, INC.


Date:  February 2, 1999                           By: /s/ Thomas F. Hafer
                                                      -------------------------
                                                  Name: Thomas F. Hafer
                                                  Title: Sr. V.P., Secretary &
                                                         General Counsel